SUPPLEMENT DATED AUGUST 11, 2025
TO

PROSPECTUSES AND UPDATING SUMMARY PROSPECTUSES
 EACH DATED MAY 1, 2025,
FOR FUTURITY CORPORATE VARIABLE UNIVERAL LIFE INSURANCE AND
LARGE CASE VARIABLE UNIVERAL LIFE INSURANCE

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information about the Templeton Growth VIP Fund (the “Fund”) that is available as an investment option under your Policy. Effective August 1, 2025, Templeton Asset Management Ltd. no longer serves as sub-advisor of the Fund.

THE POLICIES REFERENCED IN THIS SUPPLEMENT ARE NO LONGER FOR SALE

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE